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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 1996


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                   1-7697               43-6069928

(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)       Identification No.)



         500 North Akard Street
             Dallas, Texas                                   75201
   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)
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                          This filing contains 4 pages.
                      Index to Exhibits appears on page 3.

Item 2.  Acquisition or Disposition of Assets

     Effective as of June 28, 1996, Bankers Multiple Line Insurance Company ("BML"), an indirect wholly-owned subsidiary of I.C.H. Corporation ("Registrant"), sold all of the capital stock of Philadelphia American Life Insurance Company ("Philadelphia American") to New Era Life Insurance Company ("New Era Life"), a wholly-owned subsidiary of New Era Enterprises, Inc. ("New Era"). The sale occurred pursuant to the terms of a Stock Purchase Agreement dated as of April 2, 1996, by and between BML and New Era. The consideration for the sale was approximately $11.1 million cash. In addition, BML received a $3 million cash dividend from Philadelphia American immediately prior to the closing of the transaction. As required by the Stock Purchase Agreement, BML used approximately $5.9 million of the proceeds from the sale to purchase certain assets from Philadelphia American, including common stock, bonds, limited partnership interests and real property. After the liquidation of such purchased assets, BML expects the net proceeds, including the cash dividend, from the transaction will be approximately $11 million.

     Also, effective as of June 28, 1996, BML sold all of the capital stock of its wholly-owned subsidiaries, Modern American Life Insurance Company ("Modern") and Western Pioneer Life Insurance Company ("Western") to Reassure America Life Insurance Company ("Reassure America"), an indirect wholly-owned subsidiary of Life Re Corporation, pursuant to the Stock Purchase Agreement dated as of April 2, 1996, by and between BML and Reassure America. The consideration for the sale was approximately $16 million cash, $3.5 million of which was put in escrow pending releases on environmental issues. In addition, BML received certain real estate and mineral interests valued at approximately $11 million as dividends from Modern and Western immediately prior to the closing of the transaction. BML also received an assignment of any federal income tax refunds payable to Modern for periods prior to January 1, 1996.

     On June 28, 1996, the Registrant issued a press release announcing the sales of Philadelphia American, Modern and Western. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

   (a)     Not required.

   (b)     Not required.

   (c)     Exhibits


   Exhibit No.                             Description

      2.1 Stock Purchase Agreement dated as of April 2, 1996, by and between Bankers Multiple Line Insurance Company and Reassure America Life Insurance Company (filed previously as Exhibit 2.1 to the I.C.H. Corporation Form 8-K dated April 2, 1996, and incorporated herein by reference).

      2.2 Stock Purchase Agreement dated as of April 2, 1996, by and between Bankers Multiple Line Insurance Company and New Era Enterprises, Inc. (filed previously as Exhibit
                         2.2 to the I.C.H. Corporation Form 8-K dated April 2, 1996, and incorporated herein by reference).

      99 Press Release of I.C.H. Corporation dated April 4, 1996 (filed previously as Exhibit 99 to the I.C.H.
                         Corporation Form 8-K dated April 2, 1996, and incorporated herein by reference).

      99.1               Press  Release  of I.C.H.  Corporation  dated  June 28,
                         1996.







                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       I.C.H. CORPORATION


Date:  July 8, 1996                    By: /s/Susan A. Brown
                                           -------------------------------------
                                           Susan A. Brown, Co-Chief Executive
                                           Officer, Chief Financial Officer and
                                           Treasurer


















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                                Index to Exhibits



                                                                                   Sequentially
                                                                                     Numbered
   Exhibit                               Description                                   Pages
   Number
    2.1        Stock  Purchase  Agreement  dated  as of April  2,  1996,  by and between  Bankers  Multiple  Line  Insurance  Company and Reassure
               America Life Insurance  Company (filed  previously as Exhibit 2.1 to the  I.C.H.  Corporation  Form 8-K dated  April 2,  1996,  and incorporated herein by reference).

    2.2 Stock Purchase Agreement dated as of April 2, 1996, by and between Bankers Multiple Line Insurance Company and New Era
               Enterprises,  Inc. (filed previously as Exhibit 2.2 to the I.C.H.
               Corporation Form 8-K dated April 2, 1996, and incorporated herein by reference).

     99 Press Release of I.C.H. Corporation dated April 4, 1996 (filed previously as Exhibit 99 to the I.C.H. Corporation Form 8-K dated
               April 2, 1996, and incorporated herein by reference).

    99.1       Press Release of I.C.H. Corporation dated June 28, 1996.                 4









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                                                                    EXHIBIT 99.1

        ICH Corporation
        500 North Akard
        Dallas, Texas 75201
        214. 954. 7111
                                                                    NEWS RELEASE

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FOR IMMEDIATE RELEASE

                        I.C.H. ANNOUNCES SALE OF THREE OF
                        REMAINING INSURANCE SUBSIDIARIES

     DALLAS, TX--June 28, 1996--Bankers Multiple Line Insurance Company ("BML"), an indirect insurance subsidiary of I.C.H. Corporation ("ICH"), announced today the sale of Modern American Life Insurance Company ("Modern American") and Western Pioneer Life Insurance Company ("Western Pioneer") to Reassure America Life Insurance Company ("Reassure America"), an indirect subsidiary of Life Re Corporation (NYSE:LRE). Net proceeds to BML of the sale of Modern American and Western Pioneer were approximately $27 million, including certain real estate and mineral interests valued at $11 million distributed to BML by Modern American and Western Pioneer in connection with the sale. BML also received an assignment of any federal income tax refunds payable to Modern American for periods prior to January 1, 1996.

     In addition, BML announced the sale of Philadelphia American Life Insurance Company ("Philadelphia American") to New Era Life Insurance Company, a wholly-owned subsidiary of New Era Enterprises, Inc. BML utilized approximately $6 million of the proceeds from the sale to purchase certain securities, real estate, limited partnership interests and reinsurable receivables from Philadelphia American at the closing, as required under the purchase agreement. ICH estimates the net proceeds from the sale of Philadelphia American, the liquidation of the securities, real estate, limited partnership interests and the settlement of reinsurance receivables assigned to BML by Philadelphia American will total approximately $11 million.

     As previously announced, BML had entered into definitive agreements regarding the sales of Modern American, Western Pioneer and Philadelphia American on April 2, 1996.

     BML also has sold, effective as of March 31, 1996, all of its remaining health insurance business and related agent debit balance for $5.75 million cash.

     ICH has been operating as a debtor-in-possession since its voluntary Chapter 11 bankruptcy filing on October 10, 1995. On May 31, 1996, ICH filed a joint plan of orderly liquidation with two of its subsidiaries (Care Financial Corporation and SWL Holding Corporation) which also had filed voluntary Chapter 11 petitions, which plan provides for the orderly liquidation of assets and distribution of proceeds thereof to creditors of ICH and such subsidiaries and the equity holders of ICH. ICH is in the process of preparing a disclosure such subsidiaries and the equity holders of ICH. ICH is in the process of preparing a disclosure statement which will be filed with the bankruptcy court pursuant to which the solicitation of acceptances of the plan of orderly liquidation will be conducted.


FOR FURTHER INFORMATION CONTACT:

Susan A. Brown (214) 954-7660


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